SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:         April 27, 1998

ADVANTA Home Equity Loan Trust 1998-1

New York                   333-37107                    "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                 Other Events

Information relating to the distributions to Certificate holders for the March, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1998-1
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                 Financial Statements, Exhibits

        Exhibit No.                     Exhibit

                     1. Monthly Report for the March, 1998 Monthly Period
                        relating to the Home Equity Loan Pass-Through Certificates Series 1998-1, Class A issued by the ADVANTA Home Equity Loan Trust 1998-1.


                                        EXHIBIT INDEX

Exhibit

   1.   Monthly Report for the March, 1998 Monthly
        Period relating to the Home Equity Loan Pass-Through
        Certificates, Series 1998-1, Class A issued by the
        ADVANTA Home Equity Loan Trust 1998-1.





                                        SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1998-1

BY:     ADVANTA Mortgage Corp., USA




BY:     /s/ William P. Garland
        William P. Garland
        Senior Vice President
        Loan Service Administration



April 30, 1998

                                        EXHIBIT 1


        ADVANTA Mortgage Loan Trust 1998-1

                   Statement to Certificateholders

        Original        Prior
        Face            Principal
Class   Value           Balance         Interest        Principal      Total
A-1         143,000,000.    143,000,000.           896,5      3,862,251        4,758,831.52
A-2           89,000,000      89,000,000           463,5                          463,541.67
A-3           64,000,000      64,000,000           334,4                          334,400.00
A-4           42,000,000      42,000,000           224,7                          224,700.00
A-5           68,000,000      68,000,000           374,0                          374,000.00
A-6           50,000,000      50,000,000           267,9                          267,916.67
A-IO                                               208,3                          208,333.33
A-7         330,000,000.    330,000,000.        2,108,35      3,168,574        5,276,930.31
A-8           44,000,000      44,000,000           228,8                          228,800.00
M-1           26,000,000      26,000,000           171,4                          171,464.58
M-2           23,000,000      23,000,000           156,6                          156,663.54
B-1           21,000,000      21,000,000           155,5                          155,553.13
RS                                                                                             -

Totals      900,000,000.    900,000,000.        5,590,30      7,030,825      12,621,134.75

                                        Current         Pass-Through
        Realized        Deferred        Principal       Rates
Class   Losses          Interest        Balance         Current        Next
A-1                                         139,137,748.      5.787500%       5.756300%
A-2                                           89,000,000      6.250000%       6.250000%
A-3                                           64,000,000      6.270000%       6.270000%
A-4                                           42,000,000      6.420000%       6.420000%
A-5                                           68,000,000      6.600000%       6.600000%
A-6                                           50,000,000      6.430000%       6.430000%
A-IO                                                          5.000000%       5.000000%
A-7                                         326,831,425.      5.897500%       5.866300%
A-8                                           44,000,000      6.240000%       6.240000%
M-1                                           26,000,000      6.087500%       6.056300%
M-2                                           23,000,000      6.287500%       6.256300%
B-1                                           21,000,000      6.837500%       6.806300%
RS                                                            0.000000%       0.000000%

Totals                                      892,969,174.63

                        Prior                                                          Current
                        Principal                                                      Principal
Class   CUSIP           Balance         Interest        Principal      Total           Balance
A-1        00755WER3                1000        6.269792       27.00875       33.278542      972.99125
A-2        00755WES1                1000        5.208333              0        5.208333           1000
A-3        00755WET9                1000           5.225              0           5.225           1000
A-4        00755WEU6                1000            5.35              0            5.35           1000
A-5        00755WEV4                1000             5.5              0             5.5           1000
A-6        00755WEW2                1000        5.358333              0        5.358333           1000
A-IO       00755WFC5                1000        4.166667              0        4.166667              0
A-7        00755WEX0                1000        6.388958        9.60174       15.990698      990.39826
A-8        00755WEY8                1000             5.2              0             5.2           1000
M-1        00755WEZ5                1000        6.594792              0        6.594792           1000
M-2        00755WFA9                1000        6.811458              0        6.811458           1000
B-1        00755WFB7                1000        7.407292              0        7.407292           1000
RS         AM9801113                   0               0              0               0              0

Delinquent Loan Information:
                                                        90+ Days       Loans           Loans
                        30-59           60-89           excldg f/c,REO in              in
                        Days            Days            & Bkrptcy      REO             Foreclosure
Group 1 Principal Balanc        5,772,21           349,9
        % of Pool Balanc        1.16042%        0.07034%       0.00000%        0.00000%       0.00000%
        Number of Loans              101              10              0               0              0
        % of Loans              1.19555%        0.11837%       0.00000%        0.00000%       0.00000%
Group 2 Principal Balanc        4,575,85           214,3           36,0                         111,94
        % of Pool Balanc        1.14850%        0.05380%       0.09040%        0.00000%       0.02810%
        Number of Loans               56               3              1               0              2
        % of Loans              1.21581%        0.06513%       0.02171%        0.00000%       0.04342%

                                        Loans in Bankrup       Group 1            127,522.54
                                                               Group 2         1,540,664.77
                                                                               1,668,187.31

General Mortgage Loan Information:
                                                            Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                  500,184,001.    400,273,053.   900,457,054.
Principal Reduction                                           2,761,099        1,852,57      4,613,678
Ending Aggregate Mortgage Loan Balance                     497,422,902.    398,420,473.   895,843,375.

Beginning Aggregate Mortgage Loan Count                            8491            4628          13119
Ending Aggregate Mortgage Loan Count                               8448            4606          13054

Current Weighted Average Coupon Rate                         10.577635%      10.438478%     10.515777%
Next Weighted Average Coupon Rate                            10.574582%      10.445737%     10.517279%

Mortgage Loan Principal Reduction Information:
                                                            Group I        Group II         Total
Scheduled Principal                                              471,76           107,5         579,30
Curtailments                                                       24,9                           25,8
Prepayments                                                   2,093,579        1,321,90      3,415,480
Repurchases/Substitutions                                        170,82           422,2         593,05
Liquidation Proceeds
Other Principal

Less: Realized Losses
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                     2,761,099        1,852,57      4,613,678

Servicer Information:
                                                            Group I        Group II         Total
Accrued Servicing Fee for the Current Period                     186,47           150,3         336,82
Less: Amounts to Cover Interest Shortfalls                          3,4              1,            5,0
Less: Delinquent Service Fees                                      21,9            16,4           38,3
Collected Servicing Fees for Current Period:                     161,05           132,3         293,42

Advanced Principal                                                 13,4              2,           15,6
Advanced Interest                                                477,47           345,0         822,55

                        Other           Subordination
        Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
        Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class   Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1             1,876,23           339,9
A-2
A-3
A-4
A-5
A-6
A-IO
A-7             1,539,25           278,9
A-8
M-1
M-2
B-1


Total           3,415,48           618,8

                                             Prior                         Current         Target
             Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
         Trigger Event    Enhancement     Teralization     Principal     Teralization   Teralization
            Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I       N/A             N/A                  184,0      1,101,152        1,285,15      7,252,668
Group II       NO          18.040166%              273,0      1,315,994        1,589,04    12,008,191.

Total                                              457,0      2,417,146        2,874,20    19,260,859.

MISCELLANEOUS INFORMATION:
Class A-IO Notional Balance                                                   -

Group II Insured Payment Included in amounts Distributed                      -



TOTAL AVAILABLE FUNDS:
        Current Interest Collected:                           7,566,628.97

        Principal Collected:                                  4,004,975.74

        Insurance Proceeds Received:                                          -

        Net Liquidation Proceeds:                                             -

        Delinquency Advances on Mortgage Interest:               822,558.68

        Delinquency Advances on Mortgage Principal                 15,643.55

        Substitution Amounts:                                    593,059.62

        Trust Termination Proceeds:                                           -

        Investment Earnings on Certificate Account:                14,820.75

        Capitalized Interest Requirement:                                     -

        Pre-Funding Account:                                                  -

        Sum of the Above Amounts:                                            13,017,687.31

LESS:

        Servicing Fees (including PPIS):                         336,829.64

        Dealer Reserve:                                                       -

        Trustee Fees:                                               6,003.05

        Insurance Premiums:                                        53,719.87

        Reimbursement of Delinquency Advances:                                -

        Reimbursements of Servicing Advances:                                 -

        Total Reductions to Available Funds Amount:                               396,552.56

        Total Available Funds:                                                             12,621,134.